UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22807
Pathway Capital Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Pathway Capital Opportunity Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: December 31, 2018

Item 1. Report to Stockholders.
The semi-annual report to stockholders for the six months ended December 31, 2018 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Pathway Capital Opportunity Fund, Inc. (“Company”) is an externally managed, non-diversified, closed-end investment management company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We operate as an interval fund under Rule 23c-3 of the 1940 Act. As such, on October 25, 2017 we adopted a fundamental policy to make a mandatory repurchase offer of no less than 5% of the shares outstanding in each calendar quarter of each year, at a price equal to the net asset value (“NAV”) per share. We have elected to be treated for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT STRATEGY
The Company’s investment strategy is to invest, under normal circumstances, at least 50% of our total assets, that is net assets plus borrowings, in securities of Infrastructure companies and Infrastructure-Related companies. The Company considers Infrastructure companies to include companies that derive at least 50% of their revenues, gross profit or EBITDA from the ownership, management, development, construction, maintenance, renovation, enhancement or operation of Infrastructure assets. The Company considers Infrastructure-Related companies to be those that derive at least 50% of their revenues, gross profit or EBITDA from providing products or services to Infrastructure companies. This investment strategy may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior written notice. As part of our investment objective to generate current income, the Company can invest up to 50% of our total assets in other securities, including senior debt, subordinated debt, preferred equity, dividend paying equity and the equity and junior debt tranches of a type of pools of broadly syndicated loans known as Collateralized Loan Obligations, or “CLOs.” The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate or mortgages.

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Pathway Capital Opportunity Fund, Inc.                                 3

Portfolio Composition - At a Glance
Top Ten Holdings
As of December 31, 2018
Portfolio Company	Investment	Fair Value	% of Net Assets
Brand Energy & Infrastructure Services, Inc.	Senior Unsecured Bonds (8.50%, due 7/15/2025)	$859,375	13.61%
CSI Compressco LP	Senior Unsecured Bonds (7.25%, due 8/15/2022)	667,500	10.57%
Jonah Energy LLC	Senior Unsecured Bonds (7.25%, due 10/15/2025)	661,458	10.48%
Archrock Partners, LP	Senior Unsecured Bonds (6.00%, due 4/1/2021)	486,250	7.70%
Martin Midstream Partners LP	Senior Unsecured Bonds (7.25%, due 2/15/2021)	483,359	7.64%
Octagon Investment Partners XIV, Ltd.	CLO - subordinated notes (17.90%, due 7/16/2029)	454,295	7.19%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	CLO - subordinated notes (16.15%, due 1/22/2030)	447,722	7.09%
Hexion Inc.	Senior Secured Bonds (6.63% due 4/15/2020)	439,313	6.96%
Calumet Specialty Products	Senior Unsecured Bonds (7.75%, due 4/15/2023)	427,167	6.76%
Ace Cash Express, Inc.	Senior Unsecured Bonds (12.00%, due 12/15/2022)	393,750	6.24%

Portfolio Composition
Based on Fair Value
Security Type

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Pathway Capital Opportunity Fund, Inc.                                 4

Statement of Assets and Liabilities (unaudited)
As of December 31, 2018

Assets
Investments, at fair value (amortized cost $9,245,267)	$7,943,823
Cash	998,068
Interest receivable	130,300
Due from Affiliate (Note 7)	12,861
Due from Adviser (Note 7)	3,698
Prepaid expenses	2,684
Total assets	9,091,434
Liabilities
Due to Adviser (Note 7)	1,975,233
Revolving Credit Facility (Note 6)	600,000
Accrued expenses	129,627
Due to Affiliates (Note 7)	36,751
Due to Administrator (Note 7)	22,987
Interest payable	12,220
Total liabilities	$2,776,818
Commitments and contingencies (Note 11)	—
Net assets	$6,314,616

Components of net assets:
Common stock, $0.01 par value (Note 5)	$6,172
Additional paid-in capital	8,137,765
Net unrealized loss on investments	(1,301,443)
Accumulated net investment (loss)	(519,519)
Accumulated net realized loss on investments	(8,359)
Net assets	$6,314,616

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Pathway Capital Opportunity Fund, Inc.                                 5

Statement of Assets and Liabilities (unaudited) (continued)
As of December 31, 2018

Class A
Net assets	$5,978,275
Shares authorized	70,000,000
Par value	$0.01
Shares outstanding	584,399
Net asset value and redemption price per share	$10.23

Class I
Net assets	$336,341
Shares authorized	40,000,000
Par value	$0.01
Shares outstanding	32,790
Net asset value and redemption price per share	$10.26

Class C
Net assets	$—
Shares authorized	40,000,000
Par value	$0.01
Shares outstanding	—
Net asset value and redemption price per share	$—

Class L
Net assets	—
Shares authorized	50,000,000
Par value	$0.01
Shares outstanding	—
Net asset value and redemption price per share	$—

See accompanying notes to financial statements.

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Pathway Capital Opportunity Fund, Inc.                                 6

Statement of Operations (unaudited)
For the six months ended December 31, 2018

Investment income
Interest Income from bonds	$315,813
Interest Income from CLOs	283,158
Total investment income	598,971
Expenses
Legal expense	580,843
Base management fees (Note 7)	108,414
Audit and tax expense	88,619
Administrator costs (Note 7)	85,875
Valuation services	81,771
Amortization of offering costs (Note 7)	64,500
Insurance expense	56,170
Interest expense	19,595
Adviser shared service expense (Note 7)	13,552
General and administrative	12,234
Report and notice to shareholders	5,333
Transfer agent fees and expenses	(10,934)
Total expenses	1,105,972
Fees waived/expenses paid by Adviser (Note 7)	(181,029)
Net expenses	924,943
Net investment (loss)	(325,972)
Net realized and unrealized (loss) on investments
Net realized loss on investments	(45,453)
Net increase in unrealized loss on investments	(945,059)
Net realized and unrealized loss on investments	(990,512)
Net decrease in net assets resulting from operations	$(1,316,484)

See accompanying notes to financial statements.

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Pathway Capital Opportunity Fund, Inc.                                 7

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	December 31, 2018 (unaudited)	June 30, 2018

Net decrease in net assets resulting from operations:
Net investment income/ (loss)	$(325,972)	$518,793
Net realized gain/(loss) on investments	(45,453)	181,008
Net increase in unrealized loss on investments	(945,059)	(704,926)
Net (decrease) in net assets resulting from operations	(1,316,484)	(5,125)
Distributions to shareholders:
Return of capital distributions (Note 8)
Class A (previously Class R) (Note 5)	(216,926)	(383,567)
Class I (previously Class RIA and I) (Note 5)	(11,904)	(20,199)
Capital gain (Note 8)
Class A (previously Class R) (Note 5)	—	(153,615)
Class I (previously Class RIA and I) (Note 5)	—	(8,138)
Total distributions to shareholders	(228,830)	(565,519)
Capital transactions:
Gross proceeds from shares sold (Note 5)	—	789,900
Commissions and fees on shares sold (Note 7)	—	(51,969)
Reinvestment of distributions (Note 5)	126,310	283,674
Repurchase of common shares (Note 5)	(619,544)	(503,541)
Net increase/(decrease) in net assets from capital transactions	(493,234)	518,064
Total (decrease) in net assets	(2,038,548)	(52,580)
Net assets:
Beginning of year or period	8,353,164	8,405,744
End of year or period(a)	$6,314,616	$8,353,164

(a) Includes accumulated net investment loss of (Note 9):	$(519,519)	$(193,546)

See accompanying notes to financial statements.

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Pathway Capital Opportunity Fund, Inc.                                 8

Statement of Cash Flows (unaudited)
For the six months ended December 31, 2018

Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(1,316,484)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Amortization of offering costs	64,500
Proceeds from sales and redemptions of investments	2,068,610
Net increase in unrealized loss on investments	945,059
Net realized loss on investments	45,453
Accretion of purchase discount on investments, net	(62,766)
Decrease (Increase) in operating assets:
Due from Adviser (Note 7)	114,411
Due from Affiliate (Note 7)	(843)
Interest receivable	43,455
Prepaid expenses	22,215
Increase (Decrease) in operating liabilities:
Due to Affiliates (Note 7)	15,798
Interest payable	7,112
Due to Administrator (Note 7)	(22,846)
Accrued expenses	1,304
Net cash provided by operating activities	1,924,978
Cash flows used in financing activities:
Distributions paid to stockholders	(145,088)
Repurchase of common shares (Note 5)	(619,544)
Repayments under Revolving Credit Facility (Note 6)	(750,000)
Net cash used in financing activities	(1,514,632)
Net decrease in cash	410,346
Cash, beginning of period	587,722
Cash, end of period	$998,068

Supplemental information
Value of shares issued through reinvestment of distributions	$126,310
Interest paid during the six months ended	$12,483

See accompanying notes to financial statements.

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Pathway Capital Opportunity Fund, Inc.                                 9

Schedule of Investments (unaudited)
As of December 31, 2018

						December 31, 2018
Portfolio Investments(1)	Industry	Sector(2)	Coupon/Yield	Legal Maturity	Acquisition date(7)	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets

LEVEL 2 PORTFOLIO INVESTMENTS (4)
Senior Unsecured Bonds
Ace Cash Express, Inc.	Financial	Services	12.00%	12/15/2022	12/15/2017	$450,000	$444,389	$393,750	6.2%
Archrock Partners, LP	Energy	Services	6.00%	4/1/2021	12/22/2016	500,000	497,629	486,250	7.7%
Brand Energy & Infrastructure Services, Inc.	Energy	Industrial	8.50%	7/15/2025	6/21/2017	1,000,000	1,000,000	859,375	13.6%
Calumet Specialty Products	Energy	Downstream	7.75%	4/15/2023	10/16/2015	550,000	526,081	427,167	6.8%
CSI Compressco LP	Energy	Services	7.25%	8/15/2022	9/17/2015	750,000	683,013	667,500	10.6%
Global Partners LP	Energy	Midstream	7.00%	6/15/2023	10/2/2015	350,000	332,537	334,250	5.3%
Jonah Energy LLC	Energy	Upstream	7.25%	10/15/2025	10/3/2017	1,000,000	1,000,000	661,458	10.5%
Martin Midstream Partners LP	Energy	Midstream	7.25%	2/15/2021	9/10/2015	500,000	487,557	483,359	7.6%
Weatherford Bermuda	Energy	Services	9.88%	3/1/2039	11/24/2015	350,000	323,075	194,468	3.1%
		Total Senior Unsecured Bonds					$5,294,281	$4,507,577	71.4%

Senior Secured Bonds
Hexion Inc.	Chemicals	Manufacturing	6.63%	4/15/2020	9/8/2015	$550,000	$530,951	$439,313	7.0%
Total Senior Secured Bonds							$530,951	$439,313	7.0%

Total Level 2 Portfolio Investments							$5,825,232	$4,946,890	78.4%

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Pathway Capital Opportunity Fund, Inc.                                 10

						December 31, 2018
Portfolio Investments(1)	Industry	Sector(2)	Coupon/Yield	Legal Maturity	Acquisition date(7)	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS
CLO - subordinated notes(5)(6)
Carlyle Global Market Strategies CLO 2014-4-R, Ltd.	Structured Finance	N/A	21.91%	7/15/2030	6/29/2018	$250,000	$162,921	$179,259	2.8%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Structured Finance	N/A	16.15%	1/22/2030	1/30/2018	500,000	492,068	447,722	7.1%
Galaxy XIX CLO, Ltd.	Structured Finance	N/A	13.81%	7/24/2030	12/8/2016	250,000	168,739	125,846	2.0%
GoldenTree Loan Opportunities IX, Ltd.	Structured Finance	N/A	14.68%	10/29/2026	7/27/2017	250,000	183,677	134,902	2.1%
Madison Park Funding XIII, Ltd.	Structured Finance	N/A	21.61%	4/22/2030	11/12/2015	250,000	180,828	173,917	2.8%
Madison Park Funding XIV, Ltd.	Structured Finance	N/A	16.14%	7/20/2026	11/19/2015	250,000	188,254	177,993	2.8%
Octagon Investment Partners XIV, Ltd.	Structured Finance	N/A	17.90%	7/16/2029	12/6/2017	850,000	532,379	454,295	7.2%
Octagon Investment Partners XXI, Ltd.	Structured Finance	N/A	13.83%	11/14/2026	1/13/2016	300,000	184,441	178,346	2.8%
Octagon Investment Partners 30, Ltd.	Structured Finance	N/A	15.32%	3/17/2030	11/21/2017	475,000	456,238	392,003	6.2%
OZLM XII, Ltd.	Structured Finance	N/A	13.35%	4/30/2027	1/20/2017	275,000	223,631	173,184	2.8%
Voya IM CLO 2013-1, Ltd.	Structured Finance	N/A	14.96%	10/15/2030	6/14/2016	278,312	186,503	151,330	2.4%
Voya CLO 2016-1, Ltd.	Structured Finance	N/A	21.12%	1/21/2031	2/25/2016	250,000	213,815	216,202	3.4%
THL Credit Wind River 2013-1 CLO, Ltd.	Structured Finance	N/A	16.15%	7/30/2030	11/3/2017	325,000	246,541	191,934	3.0%
Total CLO - subordinated notes							$3,420,035	$2,996,933	47.4%

Total Level 3 Portfolio Investments							$3,420,035	$2,996,933	47.4%

Total Portfolio Investments							$9,245,267	$7,943,823	125.8%
Liabilities in excess of other assets								(1,629,207)	(25.8)%
Net Assets								$6,314,616	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The upstream sector includes businesses that locate, develop or extract energy in its most basic, raw form. The midstream sector includes businesses that process, gather, transport, ship, transmit or store raw energy resources or by-products in a form suitable for refining or power generation. The downstream sector includes businesses that refine, market or distribute energy to end-user customers.

(3) Fair value is determined by or under the direction of the Company's Board of Directors (see Note 3).
(4) All Level 2 securities are pledged as collateral supporting the amounts outstanding under a revolving credit facility with BNP Paribas Prime Brokerage International, Ltd. that was closed on August 25, 2015.

(5) The CLO subordinated notes and preference/preferred shares are considered equity positions in the Collateralized Loan Obligations (“CLOs”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(6) All CLO subordinated notes are co-investments with other entities managed by an affiliate of the Adviser (see Note 7).
(7)In accordance with endnote 8 of Regulation S-X Rule 12-12 - Form and Content of Schedules - Investments in securities of unaffiliated issuers, we have updated the presentation of our Schedule of Investments to include the acquisition dates of our investments.

See accompanying notes to financial statements.

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Pathway Capital Opportunity Fund, Inc.                                 11

Notes to Financial Statements (unaudited)
December 31, 2018

Note 1. Principal Business and Organization
Pathway Capital Opportunity Fund, Inc. (formerly known as Pathway Energy Infrastructure Fund, Inc.) (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on February 19, 2013 and was inactive from that date to August 25, 2015 except for matters relating to its organization and registration as an externally managed, non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). On August 25, 2015, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser, defined below, (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments. The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. To achieve this investment objective, the Company’s investment strategy is to invest, under normal circumstances, at least 50% of our total assets, that is net assets plus borrowings, in securities of Infrastructure companies and Infrastructure-Related companies. The Company considers Infrastructure companies to include companies that derive at least 50% of their revenues, gross profit or EBITDA from the ownership, management, development, construction, maintenance, renovation, enhancement or operation of Infrastructure assets. The Company considers Infrastructure-Related companies to be those that derive at least 50% of their revenues, gross profit or EBITDA from providing products or services to Infrastructure companies. This investment strategy may be changed by our Board of Directors (the “Board”) if we provide our stockholders with at least 60 days prior written notice. As part of our investment objective to generate current income, the Company can invest up to 50% of our total assets in other securities, including senior debt, subordinated debt, preferred equity, dividend paying equity and the equity and junior debt tranches of a type of pools of broadly syndicated loans known as Collateralized Loan Obligations, or “CLOs.” The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate or mortgages.

On October 31, 2017, the Company converted to an interval fund. An interval fund is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding shares of common stock pursuant to Rule 23c-3 of the 1940 Act. Additionally, the Company began offering its shares on a continuous basis with this change. Also at this time, the Company changed its industry concentration policy from concentrating its investments in the energy and related infrastructure and industrial sectors to investing more than 25% of its assets in companies conducting their principal business in industries with exposure to Infrastructure assets. Further, the Company was required, pursuant to Rule 35d-1 under the 1940 Act, to invest at least 80% of its total assets in securities of companies that operate primarily in energy and related infrastructure and industrial sectors. In connection with the restructuring of the Company to an interval fund, the Board changed the Company’s investment strategy and the name of the Company from Pathway Energy Infrastructure Fund, Inc. to Pathway Capital Opportunity Fund, Inc.

The Company is managed by Pathway Capital Opportunity Fund Management, LLC (formerly know as Pathway Energy Infrastructure Management, LLC) (the “Adviser”), that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 200,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share.

Note 2. Going Concern Matters
The Company’s financial statements have been prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business for the foreseeable future. Because many of the costs of operating the Company are not proportional to the size of the Company’s investment portfolio, including accounting/auditing, legal, insurance and administrative costs (which includes the reimbursement of the compensation of the chief financial officer, chief compliance officer, treasurer, secretary and other administrative personnel of our Administrator, as defined in Note 7), the Company must raise sufficient capital in order to build a portfolio that generates sufficient revenue to cover the Company’s expenses. As of December 31, 2018, the Company has not raised sufficient capital to build a large enough portfolio to generate sufficient revenue to cover its operating expenses and has only been able to fund distributions to shareholders through Expense Limitation Payments (as defined in Note 7) from the Adviser through October 31, 2018.

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Pathway Capital Opportunity Fund, Inc.                                 12

On August 10, 2018, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) between the Company and Triton Pacific Investment Corporation, Inc., a Maryland corporation (“Triton”) that has elected to be regulated as business development company under the 1940 Act. The Merger Agreement provides that the Company will merge with and into Triton in a single integrated transaction (the “Merger”), with Triton, as the combined surviving entity, being renamed as TP Flexible Income Fund, Inc. (“FLEX”). In connection with the Merger, the Company’s stockholders will have a right to receive a number of shares of Triton’s common stock equal to the result of (A) the per-share net asset value of the Company’s common stock divided by (B) the Triton per-share net asset value, determined in accordance with the Merger Agreement, at the closing of the Merger, which currently is expected to occur in the first calendar quarter of 2019, subject to requisite stockholder approval of the Company and Triton. Triton has filed a Combined Registration and Proxy Statement on Form N-14, which outlines the terms and conditions of the Merger and the Merger Agreement and the stockholder proposals related to the Merger and the Merger Agreement, and provides additional information about Triton.

Following completion of the Merger, Triton, as FLEX, is expected to continue to be an externally managed, non-diversified, closed-end management investment company that elects to be regulated as a business development company under the 1940 Act. As such, FLEX will be required to continue to comply with certain regulatory requirements under the 1940 Act applicable to business development companies. In addition, FLEX is expected to continue to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, following completion of the Merger, the Company’s stockholders will be investors in a business development company and benefit from the protections of the 1940 Act applicable to business development companies. Similar to shares of the Company’s common stock, the shares of common stock of FLEX will not be listed on an exchange and should be considered to be illiquid.

Following the merger, FLEX’s investment adviser will be Prospect Flexible Income Management, LLC. FLEX’s investment activities will be led by a team of investment professionals from the investment and operations team of Prospect Capital Management. These are the same individuals that currently manage the Company.

As the completion of the Merger is subject to shareholder approval, the preceding circumstances raise substantial doubt about the Company’s ability to continue as a going concern for at least one year after February 28, 2019, the date the financial statements are issued. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 3. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains or losses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash
Cash represents funds deposited with financial institutions.

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

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Pathway Capital Opportunity Fund, Inc.                                 13

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

Securities traded on a national securities exchange are valued at the last sale price on such exchange on the date of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities traded on the Nasdaq market are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation or, if there was no NOCP issued, at the last sale price on such day. Securities traded on the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation are valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price.

Securities traded in the over-the-counter market are valued by an independent pricing agent or more than one principal market maker, if available, otherwise a principal market maker or a primary market dealer. The Company valued over-the-counter securities by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent pricing agent and screened for validity by such service. Such securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issue its report.

3.
The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.

4.
The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

Generally, the Company's investments in loans are classified as Level 3 fair value measured securities under ASC 820 and are valued utilizing a combination of yield analysis and discounted cash flow technique, as appropriate. The yield analysis uses loan spreads and other relevant information implied by market data involving identical or comparable assets or liabilities. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate yield, i.e. discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, security covenants, call protection provisions, and information rights, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the principal markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

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Pathway Capital Opportunity Fund, Inc.                                 14

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method.

Revenue Recognition
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Accretion of such purchase discounts or amortization of such premiums is calculated using the effective interest method as of the settlement date and adjusted only for material amendments or prepayments. Upon the prepayment of a bond, any unamortized discount or premium is recorded as interest income.

Interest income from investments in the “equity” positions of CLOs (typically income notes or subordinated notes) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is determined and updated periodically.

Due to and from Adviser
Amounts due from the Adviser are for fees waived or expenses paid by the Adviser pursuant to the Expense Limitation Agreement (as defined in Note 7) including base management fees, shareholder fees, routine non-compensation overhead, operating expenses paid on behalf of the Company and offering and organization expenses paid on behalf of the Company. The due to and due from Adviser balances are presented net on the Statement of Assets and Liabilities in accordance with ASC 210-20-45-1 because the amounts owed between the two parties are determinable, the Company has the right to offset the amount owed from the Adviser against the amount that it owes the Adviser and the Company intends to offset these balances. Amounts included on the Statement of Assets and Liabilities are presented net only to the extent that the Company or the Adviser have a current obligation to pay the amounts. All balances due from the Adviser are settled quarterly. The Adviser has permanently waived its rights to reimbursement under the Expense Limitation Agreement (as defined in Note 7). As a result, the Company has no obligation to make any such payments as of December 31, 2018.

Offering Costs
Prior to the conversion to an interval fund, offering costs incurred by the Company were capitalized to deferred offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Dividends and Distributions
Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. Among other things, the Company is required to distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholders’ dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of December 31, 2018, the cost basis of investments for tax purposes was $11,049,459 resulting in estimated gross unrealized appreciation and depreciation of $391,003 and $500,282, respectively.

If the Company does not distribute (or is not deemed to have distributed) at least (1) 98% of its annual ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any income recognized but not distributed in the preceding years and on which the Company paid no corporate-level tax, the Company will generally be required to pay an excise tax equal to 4% of such excess amounts. To the extent that the Company determines that its estimated current calendar year

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Pathway Capital Opportunity Fund, Inc.                                 15

taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of December 31, 2018, we do not expect to have any excise tax due for 2018 calendar year. Thus, we have not accrued any excise tax for this period.

If the Company fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

In September 2016, the IRS and U.S. Treasury Department issued proposed regulations that, if finalized, would provide that the income inclusions from a Passive Foreign Investment Company (“PFIC”) with a Qualified Electing Fund (“QEF”) election or a Controlled Foreign Corporation (“CFC”) would not be good income for purposes of the 90% Income Test unless the Company receives a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% income test, the Company may fail to qualify as a RIC.

It is unclear whether or in what form these regulations will be adopted or, if adopted, whether such regulations would have a significant impact on the income that could be generated by the Company. If adopted, the proposed regulations would apply to taxable years of the Company beginning on or after 90 days after the regulations are published as final. The Company is monitoring the status of the proposed regulations and is assessing the potential impact of the proposed tax regulation on its operations.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current period. As of December 31, 2018 and for the six months then ended, the Company did not have a liability for any unrecognized tax benefits. Management has analyzed the Company’s positions expected to be taken on its income tax return for the year ended June 30, 2018 and has concluded that as of December 31, 2018 no provision for uncertain tax position is required in the Company’s financial statements. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2018 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our financial statements.

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Pathway Capital Opportunity Fund, Inc.                                 16

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The amended guidance in ASU 2016-15 did not have a significant effect on our financial statements and disclosures.
In March 2017, the FASB issued ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (“ASU 2017-08”). The amendments in ASU 2017-08 require premiums on purchased callable debt securities to be amortized to the security’s earliest call date. Prior to this ASU, premiums and discounts on purchased callable debt securities were generally required to be amortized to the security’s maturity date. The amendments in ASU 2017-08 do not require any changes to the treatment of securities held at a discount. ASU 2017-08 did have a material impact on the Company’s financial statements.
In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which amends accounting guidance for revenue recognition arising from contracts with customers. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. In August 2015, the FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Based on the scope exception in Topic 606, this guidance had no impact on the Company.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our financial statements.

Note 4. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for the six months ended December 31, 2018 were $0.

Sales and redemptions of investment securities (excluding short-term securities) for the six months ended December 31, 2018 were $2,068,610.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Senior Unsecured Bonds	$—	$4,507,577	$—	$4,507,577
Senior Secured Bonds	—	439,313	—	439,313
CLO - subordinated notes	—	—	2,996,933	2,996,933
Total	$—	$4,946,890	$2,996,933	$7,943,823

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Pathway Capital Opportunity Fund, Inc.                                 17

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

CLO - subordinated notes
Fair Value at June 30, 2018	$3,127,896
Realized loss on investments	(16,627)
Net increase in unrealized loss on investments	(88,129)
Purchases of investments	—
Proceeds from redemption of investment	(56,437)
Accretion (amortization) of purchase discount and premium, net	30,230
Transfers into Level 3(1)	—
Transfers out of Level 3(1)	—
Fair Value at December 31, 2018	$2,996,933

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the period	$(105,836)

(1) Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred. There were no transfers in or out of Level 3 during the six months ended December 31, 2018.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of December 31, 2018:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
CLO - subordinated notes	$2,996,933	Discounted Cash Flow	Discount Rate	15.43% - 24.96%	20.99%
Total Level 3 Investments	$2,996,933

(1) Excludes investments that have been called for redemption.
(2) Represents the implied discount rate based on our internally generated single-cash flows that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.
In determining the range of values for the Company's investments in term loans, management and the independent valuation firm estimates corporate and security credit ratings and identifies corresponding yields to maturity for the loans from relevant market data. A discounted cash flow analysis is then prepared using the appropriate yield to maturity as the discount rate, to determine a range of values.

In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the loan based on the yield analysis and discounted cash flow technique is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firm consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.

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Pathway Capital Opportunity Fund, Inc.                                 18

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
The Company’s subordinated (i.e., residual interest) investments in CLOs involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure of a CLO investment to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). Recently, the CLOs we have invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able.

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Pathway Capital Opportunity Fund, Inc.                                 19

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

If the Company acquires more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), and may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

A portion of the Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for the portfolio of CLO investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

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Pathway Capital Opportunity Fund, Inc.                                 20

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 5. Capital
Prior to October 31, 2017, the Company offered shares of its common stock with differing up-front sales loads. For example, holders either paid (i) selling commissions and dealer manager fees, (ii) dealer manager fees, but no selling commissions or (iii) no selling commissions or dealer manager fees. However, regardless of the sales load paid, each share of its common stock had identical rights with respect to voting and distributions, and likewise bore its own pro rata portion of the Company’s expenses and had the same net asset value as each other share of the Company’s common stock. Shares available to the general public were charged selling commissions and dealer manager fees and are referred to as “Class R Shares”. Shares available to accounts managed by registered investment advisers were charged dealer manager fees but no selling commissions and were referred to as “Class RIA Shares”. Shares available for purchase through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers were charged no selling commissions or dealer manager fees and were referred to as our “Class I Shares.” Although the Company used “Class” designations to indicate its differing sales load structures, the Company did not operate as a multi-class fund.

In connection with its conversion into an interval fund, the Company amended its charter to authorize the issuance of four classes of common stock: Class A, Class C, Class I and Class L.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 70,000,000 of Class A shares, 40,000,000 of Class I shares, 40,000,000 of Class C shares and 50,000,000 of Class L shares. All shareholders bear the common expenses of the Company and earn income and realized gains/losses from the portfolio pro rata on the average daily net assets of each class, without distinction between share classes. The classes differ in expenses and pay as follows:

•For Class A shares, purchasers pay selling commissions of up to 5.75%;
•For Class L shares, purchasers pay selling commissions of up to 4.25%;
•For Class C and Class I shares, purchasers pay no selling commissions;
•For Class A, L, and C shares, shareholders pay servicing fees of up to 0.25% of average weekly net assets;
•For Class I shares, shareholders pay no servicing fees;
•For Class L shares, shareholders pay distribution fees of up to 0.25% of our average weekly net assets;
•For Class C shares, shareholders pay distribution fees of up to 0.75% of our average weekly net assets; and
•For Class A and I shares, shareholders pay no distribution fees.

All Class R shares were converted to Class A and all Class RIA and Class I shares were converted to Class I shares as a one for one share conversion as of October 31, 2017. The dollar amount of the transfer represented the Company’s net asset value as of October 31, 2017.

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Pathway Capital Opportunity Fund, Inc.                                 21

Transactions in shares of common stock were as follows during the six months ended December 31, 2018 and for the year ended June 30, 2018:

	Class A Shares		Class I Shares		Total
Six Months Ended December 31, 2018	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—	—	$—
Shares issued from reinvestment of distributions	10,597	124,926	117	1,384	10,714	126,310
Repurchase of common shares	(50,552)	(615,194)	(343)	(4,350)	(50,895)	(619,544)
Net increase/(decrease) from capital transactions	(39,955)	$(490,268)	(226)	$(2,966)	(40,181)	$(493,234)

	Class R Shares		Class RIA Shares		Class A Shares		Class I Shares		Total
Year Ended June 30, 2018	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	41,068	$629,900	—	$—	11,712	$160,000	—	$—	52,780	$789,900
Shares issued from reinvestment of distributions	9,224	124,160	94	1,264	11,752	156,592	125	1,658	21,195	283,674
Repurchase of common shares	(10,046)	(136,524)	—	—	(27,935)	(367,017)	—	—	(37,981)	(503,541)
Transfer of shares (out)(1)	(628,825)	(8,501,714)	(6,454)	(87,258)			(26,437)	(357,428)	(661,716)	(8,946,400)
Transfer of shares in (1)	—	—	—	—	628,825	8,501,714	32,891	444,686	661,716	8,946,400
Net increase/(decrease) from capital transactions	(588,579)	$(7,884,178)	(6,360)	$(85,994)	624,354	$8,451,289	6,579	$88,916	35,994	$570,033
(1) This represents the transfer of shares that occurred as part of the conversion to an interval fund.

At December 31, 2018, the Company has 584,399 and 32,790 of Class A shares and Class I shares issued and outstanding, respectively.

At June 30, 2018, the Company had 624,354 and 33,016 of Class A shares and Class I shares issued and outstanding, respectively.

Share Repurchase Program
Prior to the conversion to an interval fund on October 31, 2017, the Company conducted quarterly tender offers pursuant to its share repurchase program. The Company’s Board considered the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
The Company limited the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offered to repurchase may have been less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may have used cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Company limited the number of shares to be repurchased during any calendar year to the number of shares the Company could have repurchased with the proceeds the Company receives from the sale of its shares under its distribution reinvestment plan. The Company offered to repurchase such shares at a price equal to the net asset value per share of our common

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Pathway Capital Opportunity Fund, Inc.                                 22

stock specified in the tender offer. The Company’s Board may have suspended or terminated the share repurchase program at any time. The first such tender offer commenced in September 2016.

After the conversion to an interval fund, the Company offers to repurchase 5% of our outstanding shares on a quarterly basis. As an interval fund, the Company has adopted a fundamental policy to make one mandatory repurchase offer in each calendar quarter of each year, at a price equal to the NAV per share, of no less than 5% of the shares outstanding and no more than 25% of shares outstanding.

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

Quarterly Offer Date	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Six months ended December 31, 2018
June 30, 2018	August 7, 2018	31,715	100.00%	Class A: $12.67 Class I: $12.70	$401,849
September 30, 2018	November 13, 2018	19,180	100.00%	Class A: $11.35	217,695
Total for six months ended December 31, 2018		50,895			$619,544

For year ended June 30, 2018
June 30, 2017	July 31, 2017	4,801	61%	13.61	65,335
September 30, 2017	October 30, 2017	5,246	81%	13.57	71,189
December 31, 2017	January 23, 2018	5,689	100%	13.56	77,152
March 31, 2018	April 30, 2018	22,245	100%	13.03	289,865
Total for year ended June 30, 2018		37,981			$503,541

On December 31, 2018, the Company made an offer to purchase no less than 5% of the shares outstanding and no more than 7% of shares outstanding. The offer began on December 31, 2018 and expired at 4:00 PM, Eastern Time, on February 11, 2019. A total of 17,747 shares were repurchased at a purchase price of $10.80 per Class A share and $10.83 per Class I share.

Note 6. Revolving Credit Facility
On August 25, 2015, we closed on a credit facility with BNP Paribas Prime Brokerage International, Ltd. (the “Revolving Credit Facility”). The Revolving Credit Facility included an accordion feature which allowed commitments to be increased up to $25,000,000 in the aggregate. Interest on borrowings under the Revolving Credit Facility is three-month LIBOR plus 120 basis points with no minimum LIBOR floor.

As of December 31, 2018, we had $600,000 outstanding on our Revolving Credit Facility, and we had availability in addition to our outstanding borrowings of $51,595. As additional eligible investments are pledged under the Revolving Credit Facility, we will generate additional availability up to the current commitment amount of $25,000,000. As of December 31, 2018, the investments used as collateral for the Revolving Credit Facility had an aggregate fair value of $4,946,890 which represents 62% of our total investments.

The agreement governing our Revolving Credit Facility requires us to comply with certain financial and operational covenants. These covenants include:

•	Restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

•	Restrictions on our ability to incur liens; and

•	Maintenance of a minimum level of stockholders’ equity.

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Pathway Capital Opportunity Fund, Inc.                                 23

As of December 31, 2018, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.
During the six months ended December 31, 2018, we recorded $19,595 of interest expense related to our revolving credit facility.

Note 7. Transactions with Affiliates
Investment Advisory Agreement
On September 2, 2014, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the six months ended December 31, 2018, expenses incurred by the Company and the payable at December 31, 2018 in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$108,414	$50,735
Routine non-compensation overhead expenses(2)	13,552	6,342
Incentive fees	—	—

(1) The payable amount is presented net as part of Due to Adviser on the Statement of Assets and Liabilities.

(2) The payable amount is presented net as part of Due to Adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.

Distribution and Shareholder Servicing Fees
The Company has adopted a “Shareholder Servicing Plan” with respect to our Class A , Class L and Class C shares under which it may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed our shares. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Company, account reconciliations with our transfer agent, facilitation of electronic delivery to clients of our documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as it or the Adviser may reasonably request. Under the Shareholder Services Plan, the Company, with respect to Class A, Class L and Class C shares, may incur expenses (“Shareholder Servicing Fee”) on an annual basis equal up to 0.25% of our average weekly net assets attributable to Class A, Class L and Class C shares, respectively. As of December 31, 2018, there were no Shareholder Servicing Fees. Provasi Securities, LP (the “Dealer Manager” or “Provasi”), an indirect wholly-owned subsidiary of Stratera Holdings, acts as dealer manager for the

2019 SEMI-ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 24

offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company, with respect to its Class C and Class L shares, is authorized under a “Distribution Plan” to pay to the Dealer Manager a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of Class C and Class L shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although we are not an open-end investment company, we have undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Distribution Plan, we pay the Dealer Manager a fee (“Distribution Fee”) at an annual rate of 0.25% and 0.75% of our average weekly net assets attributable to Class L shares and Class C shares, respectively.

On March 13, 2018, the Dealer Manager of the Company provided notice to the Company that Provasi is terminating the Dealer Manager Agreement, dated as of October 31, 2017, between the Company and Provasi. The termination effective as of May 13, 2018 and as such, the Dealer Manager is no longer entailed to Shareholder Servicing Fee or Distribution Fee.

Expense Support and Conditional Reimbursement Agreement
We entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our stockholders for which a record date has occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there were no dividends or other distributions to our stockholders for which a record date had occurred in any given quarter, then the Expense Support Reimbursement for such quarter was equal to such amount necessary in order for Available Operating Funds (as defined below) for the quarter to equal zero. The Expense Support Agreement including any amendments, terminated on October 31, 2017. Any payments required to be made by our Adviser under the Expense Support Agreement for any quarter were paid by our Adviser to us in any combination of cash or other immediately available funds, and was offset against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we closed our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Expense Payment Date”). We had a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Reimbursement Date”), we paid such Excess Operating Funds, or a portion thereof, to the extent that we had cash available for such payment, to our Adviser until such time as all Expense Payments made by our Adviser to us had been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which included all regular cash distributions paid and excluded special distributions or the effect of any stock dividends paid, as of such Reimbursement Date was equal to or greater than the annualized distribution rate as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date was not earlier than three years prior to the Reimbursement Date.

On March 29, 2016, we amended and restated the Expense Support Agreement (“Amended Expense Support Agreement”) to revise the definition on Available Operating Funds. Available Operating Funds was defined under the Amended Expense Support Agreement as the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. However, for Expense Payments made under the prior version of the Expense Support Agreement, we calculated Available Operating Funds for the purpose of determining whether we are obligated to make reimbursements to our Adviser as the sum of (i) our net investment income, (ii) the net realized capital gains/losses, (iii) the changes in unrealized losses, and (iv) dividends and other distributions paid to us from our portfolio investments. The calculation of changes in unrealized losses shall only reflect further reduction in value of individual investments from the largest previously recorded unrealized loss for such individual investment. Realized losses will only include the amount in excess of the largest previously recorded unrealized loss for the same investment.

On May 11, 2018, the Company's Adviser agreed to permanently waive its right to any reimbursement (the “Waiver”) to which it may be entitled pursuant to the Expense Support Agreement, and any amendments, or the Expense Limitation Agreement (as described below), between the Company and the Adviser, in the event the Company (i) consummates a transaction (a “Transaction”) in which the Company (x) merges with and into another company, or (y) sells all or substantially all of its assets to one or more third parties, or (ii) liquidates its assets and dissolves in accordance with the Company’s charter and bylaws (a “Dissolution” and together with a Transaction, an “Exit Event”). The Waiver was effective on August 10, 2018 which is when the Company’s Board approved an Exit Event via a merger with Triton. As such, the Company is no longer obligated to reimburse the Adviser per the Waiver.

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Pathway Capital Opportunity Fund, Inc.                                 25

The purpose of the Expense Support Agreement was to minimize distributions to stockholders from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we had raised sufficient capital to be able to absorb such expenses. However, such distributions have been be characterized as a return of capital for U.S. federal income tax purposes.

Expense Limitation Agreement
The Adviser and the Company entered into an Expense Limitation Agreement on October 31, 2017 under which the Adviser agreed contractually to waive its fees and to pay or absorb the operating expenses of the Company, including offering expenses, any shareholder servicing fees, and other expenses described in the Investment Advisory Agreement, but not including any portfolio transaction or other investment-related costs (including brokerage commissions, dealer and underwriter spreads, prime broker fees and expenses and dividend expenses related to short sales), interest expenses and other financing costs, distribution fees, extraordinary expenses and acquired fund fees and expenses, to the extent that they exceed the expense limitation per class on a per annum basis of the Company's average weekly net assets, through October 31, 2018 (the “Expense Limitation”). In consideration of the Adviser's agreement to limit the Company's expenses, the Company agreed to repay the Adviser in the amount of any fees waived and Company expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years following the end of the fiscal quarter in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation, or any lower limit that has been put in place, to be exceeded. The Company is no longer obligated to reimburse the Adviser per the Waiver. On October 31, 2018, the Expense Limitation Agreement expired.
The below table lists the Expense Limitation by Class through October 31, 2018.

Class	Expense Limitation
Class A	8.00%
Class I	7.75%
Class L	8.00%
Class C	8.00%

During the six months ended December 31, 2018, the Adviser’s obligation to the Company was $181,029 for expenses incurred pursuant to the Expense Limitation Agreement. As of December 31, 2018, $54,178 of expense reimbursements are due from the Adviser to the Company, which is presented net of amounts due to the Adviser on the Statement of Assets and Liabilities.

Administration Agreement
On September 2, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. For the six months ended December 31, 2018, administrative costs incurred by the Company to the Administrator were $85,875. As of December 31, 2018, $22,987 was payable to the Administrator.

The Administrator agreed to cap the administrative costs charged to the Company at an amount not to exceed $275,000 in the aggregate during the one‐year period beginning on November 1, 2017 and ending on October 31, 2018 (the “Specified Period”); However, that such dollar amount may be exceeded in the event, and to the extent, that the Adviser deems it advisable to incur greater than anticipated administrative costs as a result of non-ordinary events related to the Company. The agreement with the Administrator to cap the administrative costs expired on October 31, 2018.

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Pathway Capital Opportunity Fund, Inc.                                 26

Commissions and fees on shares sold
The Company agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each Class R share for which a sale was completed from the shares offered in the offering.

As compensation for acting as the Dealer Manager, the Company agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each Class R share for which a sale was completed from the Class R or RIA Shares offered in the offering. The Dealer Manager was expected to re-allow the full amount of selling commissions to participating broker-dealers and did re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

Under the Dealer Manager agreement signed under the interval fund conversion, the maximum sales load is 5.75% and 4.25% of the amount invested for Class A shares and Class L shares, respectively, while Class C and I shares are not subject to sales loads.

During the six months ended December 31, 2018 there was no sales load incurred through the offering of our common stock. These fees are charged against additional paid-in capital on the Statement of Assets and Liabilities.

As previously mentioned, the Dealer Manager’s resignation was effective on May 13, 2018 and as such, no longer is selling the Company’s shares.

Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs of $0, during the six months ended December 31, 2018.

As of December 31, 2018, $0 remains as a deferred asset on the Statement of Assets and Liabilities, while $64,500 has been amortized to expense in the Statement of Operations during the six months ended December 31, 2018.

As of December 31, 2018, the total due to the Adviser for organization and offering costs and operating expenses paid on behalf of the Company was $1,975,233, which is broken out as follows:

Fiscal Year Ended or Period Ended	Organization and Offering Costs ("O&O")	Operating Expenses ("OpEx") paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$597,784	$—	$597,784
June 30, 2014	339,610	—	339,610
June 30, 2015	364,065	430,164	794,229
June 30, 2016	302,774	352,918	655,692
June 30, 2017	328,286	287,193	615,479
June 30, 2018	227,362	418,751	646,113
December 31, 2018	—	—	—
	2,159,881	1,489,026	3,648,907

Reimbursements made to the Adviser	(184,648)	(1,489,026)	(1,673,674)
Unreimbursed costs and expenses paid on behalf of the Company	$1,975,233	$—	$1,975,233

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and offering costs that it has funded, until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered. On September 2, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the gross proceeds of the offering of the Company’s securities until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Priority Income Fund, Inc. (“PRIS”), a closed-end fund managed by an affiliate of PCM, subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest

2019 SEMI-ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 27

with other funds managed by the Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of December 31, 2018, the Company and PRIS both hold Carlyle Global Market Strategies CLO 2017-5, Ltd., Galaxy XIX CLO, Ltd.,GoldenTree Loan Opportunities IX, Ltd., Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XIV, Ltd., Octagon Investment Partners XXI, Ltd., Octagon Investment Partners 30, Ltd., OZLM XII, Ltd., Voya IM CLO 2013-1, Ltd., Voya CLO 2016-1, Ltd. and THL Credit Wind River 2013-1 CLO, Ltd. (f/k/a Wind River 2013-1 CLO, Ltd.); however only Voya CLO 2016-1, Ltd. is a co-investment pursuant to the Order because all the others were purchased on the secondary market.

As of December 31, 2018, the Company and PSEC both hold an investment in Carlyle Global Market Strategies CLO 2014-4-R, Ltd. (f/k/a Carlyle Global Market Strategies CLO 2014-4, Ltd.) however this investment is not considered a co-investment pursuant to the Order as it was purchased on the secondary market.

Allocation of Expenses
The cost of valuation services for CLOs is initially borne by PRIS, which then allocates to the Company its proportional share of such expense. During the six months ended December 31, 2018, PRIS has incurred $31,284 in expenses related to valuation services that are attributable to the Company. The Company reimburses PRIS for these expenses and includes them as part of valuation services in the Statement of Operations. As of December 31, 2018, $31,284 of expense is due to PRIS, which is presented as part of due to affiliates on the Statement of Assets and Liabilities.

The cost of filing software is initially borne by PSEC, which then allocates to the Company its proportional share of such expense. During the six months ended December 31, 2018, PSEC has incurred $5,467 in expenses related to the filing services that are attributable to the Company. The Company reimburses PSEC for these expenses and includes them as part of general and administrative expenses in the Statement of Operations. As of December 31, 2018, $5,467 of expense is due to PSEC, which is presented as part of due to affiliates on the Statement of Assets and Liabilities.

The cost of portfolio management software is initially borne by the Company, which then allocates to PSEC its proportional share of such expense. During the six months ended December 31, 2018, the Company incurred $12,861 in expenses related to the portfolio management software that is attributable to PSEC. PSEC reimburses the Company for these expenses. As of December 31, 2018, $12,861 of expense is due from PSEC, which is presented as due from affiliate on the Statement of Assets and Liabilities.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. There were no fees paid to the independent directors of the Company as the Company did not exceed the minimum net asset value required (i.e., greater than $100 million) to receive a fee for the six months ended December 31, 2018. The officers do not receive any direct compensation from the Company.

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Pathway Capital Opportunity Fund, Inc.                                 28

Note 8. Distributions to Shareholders
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. The following tables reflect the distributions per share that the Company declared and paid or are payable to its stockholders during the six months ended December 31, 2018. Stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share Class A (a)	Total Amount per Share Class I(a)	Amount Distributed
July 5, 12, 19 and 26, 2018	July 30, 2018	0.06392	0.06404	42,124
August 2, 9, 16, 23 and 30, 2018	September 4, 2018	0.06405	0.06415	40,278
September 6, 13, 20 and 27, 2018	October 1, 2018	0.06075	0.06090	38,303
October 4, 11, 19 and 26, 2018	October 29, 2018	0.05960	0.05975	37,662
November 1, 8, 15, 23 and 29, 2018	December 3, 2018	0.05925	0.05940	36,845
December 6, 14, 21 and 28, 2018	December 31, 2018	0.05460	0.05476	33,618
Total declared and distributed for the six months ended December 31, 2018				$228,830

(a)Total amount per share represents the total distribution rate for the record dates indicated.

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the six months ended December 31, 2018 and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to December 31, 2018 for Class A and Class I shares:

Record Date	Payment Date	Total Amount per Share Class A (a)	Total Amount per Share Class I(a)
January 3, 10, 17 and 24, 2019	January 28, 2019	0.05035	0.05048
February 1, 8, 15 and 22, 2019	February 25, 2019	0.05300	0.05314

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s public offering, substantial portions of the Company’s distributions to stockholders have been funded through Expense Payments that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s distributions to stockholders was paid from offering proceeds. Any such distributions funded through Expense Payments were not based on the Company’s investment performance. The reimbursement of these Expense Payments owed to the Adviser would reduce the future distributions to which stockholders would otherwise be entitled. For the six months ended December 31, 2018, the Company was not obligated to repay any amounts to the Adviser for Expense Payments. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. Stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions prior to the interval conversion purchased shares at a price equal to 95% of the price that shares were sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan. After the conversion to an interval fund, reinvested distributions are purchased at a price equal to NAV.

The Company issued 10,714 and 21,195 shares of common stock in connection with the distribution reinvestment plan for the six months ended December 31, 2018 and the year ended June 30, 2018, respectively.

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Pathway Capital Opportunity Fund, Inc.                                 29

Note 9. Income Taxes
The information presented in this footnote is based on our most recent tax year end, which is June 30, 2018.

For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The likely and expected tax character of distributions declared and paid to shareholders during the year ended June 30, 2018 was as follows:

Year Ended June 30, 2018
Ordinary income	$—
Capital gain	161,753
Return of capital	403,766
$565,519

As of August 29, 2018 when our prior N-CSR was filed for the year ended June 30, 2018, we estimated our distributions of capital gain to be $161,299 and return of capital to be $404,220. Subsequent to our filing date, we obtained more information from our underlying investments as to the character of the distributions received which resulted in changes to our N-CSR filing. As a result of the change, accumulated net investment loss changed to $193,546, accumulated net realized gain changed to $37,094, capital gain changed to $161,753 and return of capital to be $403,766.

While the tax character of distributions paid to shareholders for the year ended June 30, 2018 is expected to be characterized as capital gains and return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax return for the tax year ended June 30, 2018.

As of June 30, 2018. the estimated components of accumulated losses on a tax basis were as follows:

Accumulated ordinary loss	$—
Temporary differences	$(403,556)
Net unrealized loss on investments	$(109,279)

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs, expense payments, nondeductible federal excise taxes and net operating losses, among other items. For the year ended June 30, 2018, we increased accumulated net investment loss by $288,335, decreased accumulated net realized gain by $454 and increased additional paid in capital by $288,789. As of August 29, 2018 when our N-CSR was filed for the year ended June 30, 2018, we increased accumulated net investment loss by $282,691 and increased additional paid in capital by $282,691. Subsequent to year, we obtained more information which resulted in changes to our N-CSR filing which are reflected in our N-CSRS filing.

Note 10. Concentration and Credit Risks

We anticipate that our portfolio will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Infrastructure companies and Infrastructure-Related companies within North America. We will dynamically allocate our assets in varying types of investments based on our analysis of the credit markets, which may result in our portfolio becoming more concentrated in particular types of credit instruments (such as senior secured floating rate loans) and less invested in other types of credit instruments. These securities will be generally rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We currently intend to initially weight our portfolio towards senior secured and unsecured debt.

Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying CLOs.

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Pathway Capital Opportunity Fund, Inc.                                 30

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance.

As the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, an increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which could reduce our net investment income or net increase in net assets resulting from operations.

Note 11. Commitments and Contingencies
The Company had a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company would only make reimbursement payments if its operating expense ratio was equal to or less than its operating expense ratio at the time the corresponding Expense Payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders was equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding Expense Payment was incurred. No reimbursement would be paid to the Adviser more than three years after such corresponding Expense Payment was incurred. With the signing of the Merger Agreement on August 10, 2018, the Waiver was effective and the Adviser waived its right to repayment.

The Company had a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Limitation Agreement for any payments made by the Adviser. The Expense Limitation Agreement payments were subject to repayment by the Fund within the three years following the end of the quarter in which the payment was made by the Adviser; provided that any such repayments shall be subject to the then-applicable expense limitation, if any, and the limit that was in effect at the time when the Adviser made the payment that is subject to repayment. With the signing of the Merger Agreement on August 10, 2018, the Waiver was effective and the Adviser waived its right to repayment.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

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Pathway Capital Opportunity Fund, Inc.                                 31

Note 12. Financial Highlights
The following is a schedule of financial highlights for the six months ended December 31, 2018.

	Six months ended	Six months ended
	December 31, 2018	December 31, 2018
	Class A	Class I
Per share data:
Net asset value, beginning of period	$12.71	$12.73

Net investment (loss)(a)	(0.51)	(0.51)
Net realized and unrealized (loss) on investments(a)	(1.56)	(1.60)
Net decrease in net assets resulting from operations	(2.07)	(2.11)
Distributions(b)
Return of capital distributions	(0.36)	(0.36)
Capital gain	—	—
Total Distributions	(0.36)	(0.36)
Other(c)	(0.05)	—
Net asset value, end of period	$10.23	$10.26

Total return, based on NAV(d)	(16.94)%	(16.87)%
Supplemental Data:
Net assets, end of period	$5,978,275	$336,341
Ratio to average net assets:
Expenses without fees waived/expenses paid by Adviser(e)	(29.55)%	(29.71)%
Expenses after fees waived/expenses paid by Adviser(e)	(24.72)%	(24.71)%
Net investment (loss)(e)	(8.72)%	(8.62)%

Portfolio turnover	—%	—%

(a)Calculated based on weighted average shares outstanding.
(b)The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year and assumes that distributions are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since the Company’s shares are not publicly traded.

(e) Annualized for the six months ended December 31, 2018.

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Pathway Capital Opportunity Fund, Inc.                                 32

The financial highlights below include the shareholder activity prior to the conversion to an interval fund on October 31, 2017. Class A includes the activity for Class R shares from prior to the conversion and Class I includes activity for Class I and Class RIA shares for the period prior to the conversion.

	Year Ended	Year Ended
	June 30, 2018	June 30, 2018
	Class A	Class I
Per share data:
Net asset value, beginning of year	$13.53	$13.53

Net investment income(a)	0.79	0.81
Net realized and unrealized (loss) on investments(a)	(0.80)	(0.79)
Net (decrease)/increase in net assets resulting from operations	(0.01)	0.02
Distributions(b)
Return of capital distributions	(0.62)	(0.62)
Capital gain	(0.24)	(0.24)
Total Distributions	(0.86)	(0.86)
Other(c)	0.05	0.04
Net asset value, end of year	$12.71	$12.73

Total return, based on NAV(d)	0.18%	0.33%
Supplemental Data:
Net assets, end of year	$7,933,028	$420,136
Ratio to average net assets:
Expenses without expense support/fees waived/expenses paid by Adviser	22.69%	22.43%
Expenses after expense support/fees waived/expenses paid by Adviser	8.91%	8.73%
Net investment income	5.92%	6.04%

Portfolio turnover	37.42%	37.42%

(a)Calculated based on weighted average shares outstanding.
(b)The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year and assumes that distributions are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since the Company’s shares are not publicly traded.

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Pathway Capital Opportunity Fund, Inc.                                 33

The following is a schedule of financial highlights for the year ended June 30, 2017 and the period ended June 30, 2016. The Company offered three classes of shares prior to the interval conversion. The only difference with respect to these three share classes were the sales load purchasers in the offering paid. Each class of shares had identical voting and distributions rights, and bore its own pro rata portion of the Company’s expenses and had the same net asset value. As such, the financial highlights is presented for the Company as a whole.

	Year Ended	Period Ended
	June 30, 2017	June 20, 2016(e)
Per share data:
Net asset value, beginning of year	$12.81	$13.80

Net investment income(a)	0.71	1.21
Net realized and unrealized gain (loss) on investments(a)	0.68	(0.03)
Net increase in net assets resulting from operations	1.39	1.18
Return of capital distributions(b)	(0.92)	(0.75)
Offering costs(a)	0.03	(0.62)
Other(c)	0.22	(0.80)
Net asset value, end of year	$13.53	$12.81

Total return, based on NAV(d)	13.20%	(1.75)%
Supplemental Data:
Net assets, end of year	$8,405,744	$5,976,355
Ratio to average net assets:
Expenses without expense support payment	22.05%	36.65%
Expenses after expense support payment	10.52%	3.41%
Net investment income	5.19%	11.50%

Portfolio turnover	27.54%	4.27%

(a)Calculated based on weighted average shares outstanding.
(b)The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year or period. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that distributions are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since the Company’s shares are not publicly traded. For the period less than one year, total return is not annualized.

(e)The net asset value at the beginning of the period is the net offering price as of August 25, 2015, which is the date that the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

Note 13. Subsequent Events
During the period from July 1, 2018 through February 28, 2019, the Company had one investment add on for approximately $35,000.

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Pathway Capital Opportunity Fund, Inc.                                 34

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Pathway Capital Opportunity Fund, Inc.                                 35

DISTRIBUTION REINVESTMENT PLAN
Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions and pay such distributions on a monthly basis beginning no later than the first full calendar quarter after the minimum offering requirement was met. We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of the same class. Any distributions of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan, you will have your cash distributions reinvested in additional shares of the same class, rather than receiving the cash distributions. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election and such election shall become effective upon receipt by the Plan Administrator of appropriate notification from the broker or other financial intermediary.

We intend to use newly issued shares to implement the plan. The number of newly-issued shares of a class to be issued to a stockholder shall be determined by dividing the total dollar amount of the cash distribution payable to such stockholder with respect to such class of shares by a price equal to the net asset value per share of the applicable class on the date of the Company’s weekly closing occurring on or immediately following the distribution payment date. When the Fund declares a cash distribution, DST, on the stockholder’s behalf, will receive additional authorized newly issued shares. Although shares issued pursuant to the distribution reinvestment plan will not be subject to any sales load, such shares will be subject to any applicable shareholder servicing fee and distribution fee, as described in this prospectus. We will pay the reinvestment agent’s fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

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Pathway Capital Opportunity Fund, Inc.                                 36

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Frank Muller is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name (Age) Position(s) with the Company (Since) Address(1)	Term Expires	Number of Companies in the Fund Complex overseen by Director(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years
Interested Directors(3)
M. Grier Eliasek (45) Director, Chairman of the Board, Chief Executive Officer and President (February 2013)	Indefinite	3
President and Chief Operating Officer of the Adviser, President and Chief Operating Officer of the Adviser of PRIS, Chief Executive Officer of PRIS, President and Chief Operating Officer of PSEC, Managing Director of PCM and Prospect Administration

Frank Muller (56) Director (October 2018)	Indefinite	2	Chief Executive Officer of Provasi Capital Partners LP and other senior executive positions at Stratera.
Independent Directors
Andrew C. Cooper (56) Director (February 2013)	Indefinite	3
Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.

William J. Gremp (75) Director (February 2013)	Indefinite	3	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.
Eugene S. Stark (60) Director (February 2013)	Indefinite	3	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.

(1)	The business address of each director of the Company is c/o Pathway Opportunity Capital Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	The Fund Complex consists of the Company, PRIS, and PSEC.

(3)
Mr. Eliasek is an interested director as defined in the 1940 Act because of his positions with PCM and the Funds. Mr. Muller is an interested director as defined in the 1940 Act because of his position as an officer of Stratera.

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Pathway Capital Opportunity Fund, Inc.                                 37

Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 39(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since April 2018
Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Company since April 2018. Ms. Van Dask previously served as controller at Prospect Administration. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser, the Adviser of PRIS, PRIS and Prospect Capital Corporation.

Michael D. Cohen, 44(1)	Executive Vice President	Since February 2013
Mr. Cohen is also the Executive Vice President of the Adviser, the Adivser for PRIS and PRIS, is the President of Vertical Capital Income Fund since July 2015, and has served in numerous executive roles with other entities affiliated with Stratera Holdings since 2005.

(1)	The business address of Ms. Van Dask and Mr. Cohen is c/o Pathway Capital Opportunity Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Directors
The following table sets forth compensation of our directors for the six months ended December 31, 2018.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Frank Muller	—	—	—
Independent Directors
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser will be entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement have been and will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

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Pathway Capital Opportunity Fund, Inc.                                 38

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Stratera Holdings or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser or the Administration Agreement between the Company and Prospect Administration. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Stratera Holdings or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement.

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Pathway Capital Opportunity Fund, Inc.                                 39

ADDITIONAL INFORMATION
Portfolio Information
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company are available on the Commission’s website at http://www.sec.gov. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.pathwaycapitalfund.com.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.pathwaycapitalfund.com (iii) on the SEC’s website at http://www.sec.gov and (iv) included in Item 7 of this Form N-CSR.

The Company did not hold any voting securities and accordingly did not vote any proxies during the most recent 12-month period ended Decmber 31, 2018. You may obtain information, without charge, regarding how the Company voted proxies with respect to its portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Pathway Capital Opportunity Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Tax Information
For tax purposes, distributions to stockholders during the six months ended December 31, 2018 were $228,830 of return of capital.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

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Pathway Capital Opportunity Fund, Inc.                                 40

BOARD OF DIRECTORS
Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

Interested Directors(1)
M. Grier Eliasek
Frank Muller

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Kristin Van Dask, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary
Michael D. Cohen, Executive Vice President

ADVISER
Pathway Capital Opportunity Fund Management, LLC
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

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Pathway Capital Opportunity Fund, Inc.                                 41

Item 2. Code of Ethics.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 3. Audit Committee Financial Expert.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 4. Principal Accountant Fees and Services.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 5. Audit Committee of Listed Registrant.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 6. Schedule of Investments.
Please see the schedule of investments contained in the report to stockholders included under Item 1 of this Form N-CSRS.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 8. Portfolio Managers of Closed-End Investment Companies.
(a) The information required by this item is not required in a semi-annual report on this Form N-CSRS.
(b) There has been no change, as of the date of the filing of the semi-annual report on this Form N-CSRS, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor its Adviser, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 10,435, 2,899 and 2,899 Class I shares that our Adviser purchased on July 30, 2013, February 12, 2014 and July 22, 2014, respectively, for $13.80 per share, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSRS (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATHWAY CAPITAL OPPORTUNITY FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 28, 2019

By: /s/ Kristin Van Dask
Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: February 28, 2019